                                                                    EXHIBIT 99.2


================================================================================

                          PURCHASE AND SALE AGREEMENT

                         Dated as of December 28, 1998

                                    Between


                   WISCONSIN CIRCLE III FUNDING CORPORATION

                                   as Buyer
                                   --------


                                      and


                              HCFP FUNDING, INC.

                                   as Seller
                                   ---------


================================================================================

                               TABLE OF CONTENTS

ARTICLE I     GENERAL                                                                                              1
         Section 1.1  Certain Defined Terms.                                                                       1
                      ---------------------
         Section 1.2  Other Definitional Provisions.                                                               2
                      -----------------------------

ARTICLE II    SALE AND CONVEYANCE                                                                                  2
         Section 2.1  Sale.                                                                                        2
                      ----
         Section 2.2  Assignments, Etc.                                                                            4
                      -----------------

ARTICLE III   PURCHASE PRICE AND PAYMENT; MONTHLY REPORT                                                           5
         Section 3.1  Purchase Price.                                                                              5
                      --------------
         Section 3.2  Payment of Purchase Price.                                                                   5
                      -------------------------

ARTICLE IV    REPRESENTATIONS AND WARRANTIES                                                                       5
         Section 4.1  Seller's Representations and Warranties.                                                     5
                      ---------------------------------------
         Section 4.2  Seller's Representations and Warranties Regarding the Agreement and the Loans.               9
                      -----------------------------------------------------------------------------
         Section 4.3  Representations and Warranties of the Buyer.                                                 9
                      -------------------------------------------

ARTICLE V     COVENANTS                                                                                           11
         Section 5.1  Seller Covenants.                                                                           11
                      ----------------

ARTICLE VI    REPURCHASE OBLIGATION                                                                               13
         Section 6.1  Retransfer of Ineligible Loans.                                                             13
                      ------------------------------
         Section 6.2  Retransfer of Purchased Assets.                                                             14
                      ------------------------------
         Section 6.3  [Reserved]                                                                                  15
         Section 6.4  Substitution of Loans.                                                                      15
                      ---------------------

ARTICLE VII   CONDITIONS PRECEDENT                                                                                16
         Section 7.1  Conditions to the Buyer's Obligations Regarding Loans.                                      16
                      -----------------------------------------------------

ARTICLE VIII  TERM AND TERMINATION                                                                                16
         Section 8.1  Termination.                                                                                16
                      -----------

ARTICLE IX    MISCELLANEOUS PROVISIONS                                                                            17
         Section 9.1  Amendment.                                                                                  17
                      ---------
         Section 9.2  Governing Law.                                                                              17
                      -------------
         Section 9.3  Notices.                                                                                    17
                      -------
         Section 9.4  Severability of Provisions.                                                                 18
                      --------------------------
         Section 9.5  Assignment.                                                                                 18
                      ----------
         Section 9.6  Further Assurances.                                                                         19
                      ------------------
         Section 9.7  No Waiver; Cumulative Remedies.                                                             19
                      ------------------------------
         Section 9.8  Counterparts.                                                                               19
                      ------------
         Section 9.9  Binding Effect; Third-Party Beneficiaries.                                                  19
                      -----------------------------------------
         Section 9.10 Merger and Integration.                                                                     20
                      ----------------------
         Section 9.11 Headings.                                                                                   20
                      --------

         Section 9.12  Schedules and Exhibits.                                                                    20
                       ----------------------
         Section 9.13  Merger or Consolidation of, or Assumption of the Obligations of, the Seller.               20
                       ---------------------------------------------------------------------------
         Section 9.14  Costs, Expenses and Taxes.                                                                 21
                       -------------------------
         Section 9.15  Recourse Against Certain Parties.                                                          21
                       --------------------------------

Schedule I           List of Loans
Schedule II          Tradenames, Fictitious Names and "Doing Business As" Names

Exhibit A            Form of Assignment
Exhibit B            Form of Notice of Sale

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------


     PURCHASE AND SALE AGREEMENT, dated as of December 28, 1998 by and between HCFP FUNDING, INC., a Delaware corporation, as seller (the "Seller"), and WISCONSIN CIRCLE III FUNDING CORPORATION, a Delaware corporation, as buyer (the "Buyer").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Buyer desires to purchase from the Seller and the Seller desires to sell to the Buyer certain loans originated or purchased by the Seller in its normal course of business, together with, among other things, the related rights of payment thereunder and the interest of the Seller in the related property and other interests securing the payments to be made under such loans.

     NOW, THEREFORE, it is hereby agreed by and between the Buyer and the Seller as follows:

                                   ARTICLE I

                                    GENERAL

     SECTION 1.1    CERTAIN DEFINED TERMS.
                    ---------------------

     Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1. In addition, capitalized terms used but not defined herein have the meanings given to such terms in the Loan Funding Agreement.

Agreement:  Shall mean this Purchase and Sale Agreement, as the same shall be
---------
amended, supplemented, restated or replaced from time to time.

Excess Amount:  Shall have the meaning specified in Section 3.2 hereof
-------------

Loan Funding Agreement:  The Loan Funding and Servicing Agreement dated as of
----------------------
December 28, 1998, by and among the Buyer, as borrower thereunder, the Seller, as servicer, HealthCare Analysis Corporation, as evaluator, HealthCare Financial Partners, Inc., as guarantor, Variable Funding Capital Corporation, as a lender, the Investors named therein, Input One, LLC, as backup servicer, U.S. Bank National Association, as custodian, First Union Capital Markets, a division of Wheat First Securities, Inc., as deal agent, and First Union National Bank, as liquidity agent, as the same may be amended, supplemented, restated or replaced from time to time.

Notice of Sale:  A written notice, in the form of Exhibit B, to be used for each
--------------                                    ---------
transfer hereunder.

Purchase:  Any transfer made hereunder pursuant to Section 2.1.
--------

Purchase Date:  Any Business Day on which any Purchased Asset is acquired by the
-------------
Buyer pursuant to the terms of this Agreement.

Purchase Price:  Shall have the meaning specified in Section 3.1 hereof.
--------------

Purchased Assets:  The interests and property purchased pursuant to Sections
----------------
2.1(b).

Purchased Loans:  The Loans listed on Schedule I hereto.
---------------

Sale Papers:  Shall have the meaning set forth in Section 4.1(a) hereof.
-----------

Servicer:  Initially, the Seller in its capacity as the Servicer under the Loan
--------
Funding Agreement, and its permitted successors and assigns, and thereafter any Person appointed as successor as provided therein to service the Assets thereunder.

Substitution Date:  Any date on which the Seller transfers a Substitute Loan to
-----------------
the Buyer.

     SECTION 1.2   OTHER DEFINITIONAL PROVISIONS.
                   -----------------------------

     The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Sale Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Loan Funding Agreement, the terms and provisions contained herein shall govern with respect to this Agreement.

                                  ARTICLE II

                              SALE AND CONVEYANCE

     SECTION 2.1   SALE.
                   ----

     (a)      [reserved]

     (b) On each Purchase Date, the Seller will sell, transfer, assign and set over and otherwise convey to the Buyer and the Buyer will purchase from the Seller, without recourse, all right, title and interest of the Seller in, to and under the following property, whether now existing or hereafter created or acquired:

          (i) the Loans identified on the applicable Loan List delivered by the Seller to the Buyer at least two (2) Business Days before the requested Purchase Date, together with all monies due or to become due in payment of such Loans on and after such Purchase Date;

          (ii) the Related Property securing such Loans, including all proceeds from any sale or other disposition of such Related Property;

          (iii)  the Loan Documents related to such Loans;

          (iv) all Collections and all other payments made or to be made in the future with respect to such Loans or by the Obligor thereunder and under any guarantee or similar credit enhancement with respect to such Loans; and

          (v)    all income and Proceeds of the foregoing.

The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Buyer of any obligation of the Seller or any other Person in connection with the Transferred Loans or under any agreement or instrument relating thereto including, without limitation, any obligation to any Obligors.

     (c)  In connection with the sale of the Purchased Assets, the Seller agrees
(i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) and Assignments of Mortgage, as the case may be, with respect to the Purchased Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the transfer of the Purchased Assets from the Seller to the Buyer on and after the applicable Purchase Date, (ii) that such financing statements and Assignments of Mortgage, as the case may be, shall name the Seller, as seller/debtor, and the Buyer, as purchaser/secured party, of the Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding continuation statements, which shall be delivered as filed) and a recorded original of each Assignment of Mortgage, as the case may be, to the Custodian on or prior to the related Purchase Date; provided, however, that the recorded original of each Assignment of Mortgage
--------
shall be delivered to the Custodian immediately upon receipt thereof.

     (d) In connection with the sale of the Purchased Assets, the Seller further agrees that it will, at its own expense, indicate clearly and unambiguously in its computer files, on or prior to the related Purchase Date, that such Loans have been sold to the Buyer pursuant to this Agreement. The Seller further agrees to deliver to the Buyer and the Deal Agent a computer file or microfiche list containing a true and complete list of all Transferred Loans, identified by account number and Outstanding Balance as of such date each Purchase Date. Such file or list shall be marked as Schedule I to this
                                                    ----------
Agreement, shall be delivered to the Buyer and the Deal Agent as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement.

     (e) It is the intention of the parties hereto that the conveyance of the Loans and the other Purchased Assets by the Seller to the Buyer as provided in this Section 2.1 be, and be construed as, an absolute sale, without recourse, of the Loans and the other Purchased Assets by the Seller to the Buyer. Furthermore, it is not intended that such conveyance be deemed a pledge of the Loans and the other Purchased Assets by the Seller to the Buyer to secure a debt or other obligation of the Seller. If, however, notwithstanding the intention of the parties, the conveyance provided for in this Section 2.1 is determined, for any reason, not to be an absolute sale, then the parties intend that this Agreement shall be deemed to be a "security agreement" within the meaning of
Article 9 of the UCC and the Seller hereby grants to the Buyer a "security interest" within the meaning of Article 9 of the UCC in all of the Seller's right, title and interest in and to the Loans and the other Purchased Assets, now existing and hereafter created, to secure a loan in an amount equal to the aggregate Purchase Price and each of the Seller's other payment obligations under this Agreement.

     SECTION 2.2    ASSIGNMENTS, ETC.
                    -----------------

     (a) The Seller shall on or prior to any Purchase Date with respect to any Loans execute and deliver to the Buyer a written assignment from Seller to the Buyer substantially in the form of Exhibit A hereto. From and after such
                                   ---------
Purchase Date, such Loans shall be deemed to be part of the Purchased Assets hereunder.

     (b)  Covenants of the Seller In Connection With Additions.  On or before
          ----------------------------------------------------
any Purchase Date with respect to any Loans acquired by the Buyer, the Seller shall:

          (i) clearly indicate in its files that such Loans have been sold to the Buyer and deliver to the Buyer and the Deal Agent a computer file or microfiche list which the Seller shall represent to contain a true and complete list of such Loans, identified by account number, which computer file or microfiche list shall be as of such date incorporated into and made a part of this Agreement;

          (ii) provide the Buyer and the Deal Agent with an Officer's Certificate certifying as follows: (A) each such Loan was, as of the related Purchase Date, an Eligible Loan, (B) no selection procedures believed by the Seller to be adverse to the interest of the Buyer were utilized in selecting such Loans from the available Eligible Loans in the Seller's portfolio, (C) such Loans and all proceeds thereof will be conveyed to the Buyer free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates, except for Permitted Liens and (D) as of the related Purchase Date, (x) no Insolvency Event with respect to the Seller has occurred, (y) the Buyer is not insolvent and (z) the sale of such Loans to the Buyer has not been made in contemplation of the occurrence of any Insolvency Event with respect to the Seller, and (E) as of the related Purchase Date, no Early Amortization Event with respect to the Seller has occurred;

          (iii) record and file financing statements and Assignments of Mortgage with respect to such Loans meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of such Loans by the Seller to the Buyer.

                                  ARTICLE III

                  PURCHASE PRICE AND PAYMENT; MONTHLY REPORT

     SECTION 3.1    PURCHASE PRICE.
                    --------------

     The purchase price for each Loan sold to the Buyer by the Seller under this Agreement (the "Purchase Price") shall be the outstanding principal balance of such Loan plus any accrued interest thereon (each, calculated as of such Purchase Date).

     SECTION 3.2    PAYMENT OF PURCHASE PRICE.
                    -------------------------

     (a) The Purchase Price shall be paid by the Buyer on each related Purchase Date either (i) in cash or (ii) if the Buyer does not have sufficient cash to pay the full amount of the Purchase Price, by means of a capital contribution by the Seller to the Buyer.

     (b) Unless otherwise specified herein, all payments of the Purchase Price of any Loan sold hereunder shall be made not later than 3:00 p.m. (New York City time) on the date specified therefor in lawful money of the United States of America in same day funds by depositing such amounts in the bank account designated in writing by the Seller to the Purchaser.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     SECTION 4.1    SELLER'S REPRESENTATIONS AND WARRANTIES.
                    ---------------------------------------

     The Seller hereby represents and warrants to the Buyer, as of the Closing Date and each Purchase Date, that:

     (a)   Organization and Good Standing.  The Seller is a corporation duly
           ------------------------------
organized and validly existing in good standing under the laws of the jurisdiction of its formation and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and each other document or instrument to be delivered by the Seller hereunder (collectively, the "Sale Papers").

     (b)   Due Qualification.  The Seller is duly qualified to do business and
           -----------------
is in good standing as a foreign corporation and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder or under the Sale Papers.

     (c)  Due Authorization.  The execution and delivery of this Agreement and
          -----------------
each of the Sale Papers, and the consummation of the transactions provided for herein and therein have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

     (d)  No Conflict.  The execution and delivery of this Agreement and each of
          -----------
the Sale Papers, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, Loan, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its property is bound.

     (e)  No Violation.  The execution and delivery of this Agreement and each
          ------------
of the Sale Papers, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof (including, without limitation, the sale of Purchased Assets by the Seller or remittance of Collections in accordance with the provisions of this Agreement), will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Seller.

     (f)  No Proceedings.  There are no proceedings or investigations pending
          --------------
or, to the best knowledge of the Seller, threatened against the Seller before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the Sale Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Sale Papers, or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the Sale Papers.

     (g)  All Consents Required.  All approvals, authorizations, consents,
          ---------------------
orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of this Agreement and the Sale Papers, the performance of the transactions contemplated by this Agreement and the Sale Papers and the fulfillment of or terms hereof and thereof, have been obtained.

     (h)  Bulk Sales.  The execution, delivery and performance of this Agreement
          ----------
do not require compliance with any "bulk sales" law by the Seller.

     (i)  Solvency.  The transactions contemplated under this Agreement and the
          --------
Sale Papers do not and will not render the Seller insolvent.

     (j)  Selection Procedures.  No selection procedures believed by the Seller
          --------------------
to be adverse to the interests of the Buyer were utilized by the Seller in selecting the Loans to be sold, assigned, transferred, set-over and otherwise conveyed hereunder.

     (k)  Use of Proceeds.  No proceeds of the sale of any Loan hereunder
          ---------------
received by the Seller will be used by the Seller to purchase or carry any margin security.

     (l)  Not an Investment Company.  The Seller is not an "investment company"
          -------------------------
within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

     (m)  Other Names.  The legal name of the Seller is as set forth in this
          -----------
Agreement and within the preceding five years the Seller has not used, and the Seller currently does not use, any tradenames, fictitious names, assumed names or "doing business as" names other than those set forth on Schedule II hereto.
                                                           -----------

     (n)  Taxes.  The Seller has filed or caused to be filed all tax returns
          -----
which, to its knowledge, are required to be filed by it and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Seller); no tax lien has been filed and, to the Seller's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

     (o)  Place of Business.  The principal executive offices of the Seller are
          -----------------
in Chevy Chase, Maryland, and the offices where the Seller keeps its records concerning the Loans are in Chevy Chase, Maryland.

     (p)  No Liens.  Each Purchased Asset, together with the Loan related
          --------
thereto, is, immediately prior to the sale hereunder to the Buyer, owned by the Seller free and clear of any Lien, and upon the sale, transfer or assignment hereunder, the Buyer shall acquire a valid and perfected first priority ownership interest in each such Purchased Asset and in the Collections with respect thereto, free and clear of any Lien (other than Permitted Liens). No effective financing statement or other instrument similar in effect covering any Purchased Asset or the Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Buyer relating to this Agreement or the Secured Parties pursuant to the Loan Funding Agreement.

     (q)  Security Interest.  As described in Section 2.1(e), the Seller has
          -----------------
granted a security interest (as defined in the UCC) to the Buyer in the Purchased Assets and Collections, which is enforceable in accordance with the UCC upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Buyer as secured party and the Seller as debtor and the recording of Assignments of Mortgage (if required), the Buyer shall have a first priority perfected security interest in the Purchased Assets and Collections. All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Buyer in the Purchased Assets and Collections have been (or prior to the applicable purchase hereunder will be) made.

     (r)  Accounting.  The Seller will account for the transfers by it to the
          ----------
Buyer of interests in Purchased Assets and Collections under this Agreement as sales of such Purchased Assets in its books, records and financial statements, in each case consistent with GAAP, as applicable, and with the requirements set forth herein.

     (s)  Separate Entity.  The Buyer is operated as an entity with assets and
          ---------------
liabilities distinct from those of the Seller and any Affiliates thereof, and the Seller hereby acknowledges that the Deal Agent and the Purchasers under the Loan Funding Agreement are entering into the transactions contemplated by the Loan Funding Agreement in reliance upon the Buyer's identity as a separate legal entity from the Seller and from each such Affiliate of the Seller.

     (t)  Value Given.  The Purchase Price received by the Seller for each
          -----------
Purchased Asset under this Agreement constitutes reasonably equivalent value therefor and the transfer by the Seller thereof to the Buyer was not made for or on account of an antecedent debt owed by the Seller to the Buyer, and such transfer was not and is not voidable or subject to avoidance under any section of the Bankruptcy Code.

     (u)  Reports Accurate.  No report, information, exhibit, financial
          ----------------
statement, document, book, record or report, whether written, verbal or electronic, furnished by the Seller to the Buyer in connection with this Agreement is or was inaccurate in any material respect as of the date it is or was dated or as of the date so furnished, and no such document contains or contained any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

     (v)  Exchange Act Compliance.  No proceeds of the sale of any Purchased
          -----------------------
Assets will be used by the Seller to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

     (w)  Accuracy of Representations and Warranties.  Each representation or
          ------------------------------------------
warranty by the Seller contained herein or in any certificate or other document furnished by the Seller pursuant hereto or in connection herewith is true and correct in all material respects.

     The representations and warranties set forth in this Section 4.1 shall survive the sale, transfer and assignment of the Purchased Assets to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other and to the Deal Agent immediately upon obtaining knowledge of such breach.

     SECTION 4.2    SELLER'S REPRESENTATIONS AND WARRANTIES REGARDING THE
                    -----------------------------------------------------
AGREEMENT AND THE LOANS.
-----------------------

     The Seller hereby represents and warrants to the Buyer, as of each Purchase Date that:

     (a)   Binding Obligation; Valid Transfer and Security Interest.
           --------------------------------------------------------

           (i) This Agreement and each of the Sale Papers constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or by an implied covenant of good faith and fair dealing.

           (ii) This Agreement constitutes a valid transfer to the Buyer of all right, title and interest of the Seller in, to and under the Purchased Assets, and such transfer is free and clear of any Lien of any Person claiming through or under the Seller or its Affiliates, except for Permitted Liens.

     (b)   Eligibility of Loans.  As of each Purchase Date, (i) the computer
           --------------------
file or microfiche or written list delivered in connection therewith is an accurate and complete listing in all material respects of all the Loans transferred hereunder as of such date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true and correct in all material respects as of such date, (ii) each such Loan is an Eligible Loan, (iii) each such Loan and the Seller's interest in the Related Property, has been transferred to the Buyer free and clear of any Lien of any Person (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to the Seller and (iv) with respect to each such Loan, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the transfer of such Loan and the Related Property to the Buyer have been duly obtained, effected or given and are in full force and effect.

     (c)   Notice of Breach.  The representations and warranties set forth in
           ----------------
this Section 4.2 shall survive the transfer and assignment of the respective Loans and Related Property, or interests therein, to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice thereof to the other and to the Deal Agent under the Loan Funding Agreement immediately upon obtaining knowledge of such breach.

     SECTION 4.3    REPRESENTATIONS AND WARRANTIES OF THE BUYER.
                    -------------------------------------------

     The Buyer hereby represents and warrants to the Seller, as of the Closing Date and each Purchase Date, that:

     (a)  Organization and Good Standing.  The Buyer is a corporation duly
          ------------------------------
organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each of the Sale Papers.

     (b)  Due Qualification.  The Buyer is duly qualified to do business and is
          -----------------
in good standing as a foreign corporation (or is exempt from such requirements), and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder or under the Sale Papers.

     (c)  Due Authorization.  The execution and delivery of this Agreement and
          -----------------
each of the Sale Papers and the consummation of the transactions provided for herein or therein have been duly authorized by the Buyer by all necessary corporate action on the part of the Buyer.

     (d)  No Conflicts.  The execution and delivery of this Agreement and each
          ------------
of the Sale Papers, the performance of the transactions contemplated hereby or thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, loan, agreement, mortgage, deed of trust, or other instrument to which the Buyer is a party or by which it or any of its property is bound.

     (e)  No Violation.  The execution and delivery of this Agreement and each
          ------------
of the Sale Papers, the performance of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof (including, without limitation, the purchase of Purchased Assets by the Buyer in accordance with the provisions of this Agreement) will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Buyer.

     (f)  No Proceedings.  There are no proceedings or investigations pending
          --------------
or, to the best knowledge of the Buyer, threatened against the Buyer, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the Sale Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Sale Papers, or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Buyer of its obligations under this Agreement or any of the Sale Papers.

                                   ARTICLE V

                                   COVENANTS

     SECTION 5.1      SELLER COVENANTS.
                      ----------------

     The Seller hereby covenants that:

     (a)  Preservation of Corporate Existence.  The Seller will preserve and
          -----------------------------------
maintain its corporate existence, rights, franchises, qualifications and privileges.

     (b)  Special Purpose Entity.  The Seller agrees that, for a period of one
          ----------------------
year and one day after the Aggregate Unpaids have been paid in full, the Seller will not cause the Buyer to file a voluntary petition or institute, cause to be instituted or join in any involuntary petition or proceeding under the Bankruptcy Code or any other bankruptcy or insolvency laws. Each of the Buyer and the Seller is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making the assets of the Buyer available to satisfy claims of the creditors of the Seller would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.

     (c)  Security Interests.  Except for the transfers hereunder, the Seller
          ------------------
will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan transferred hereunder or on its interest in any Related Property, whether now existing or hereafter transferred hereunder, or any interest therein, and Seller will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder, other than Liens arising by operation of law in the ordinary course of business for sums not due and which are released or extinguished within fifteen (15) days (or such longer period as the Buyer may approve in its sole discretion) of the Seller becoming aware thereof. The Seller will immediately notify the Buyer of the existence of any Lien on any Loan transferred hereunder or on its interest in any Related Property; and the Seller shall defend the right, title and interest of the Buyer in, to and under the Loans transferred hereunder and the Related Property, against all claims of third parties; provided, however, that
                                                       --------  -------
nothing in this Section 5.1(c) shall prevent or be deemed to prohibit the Seller from suffering to exist Permitted Liens upon any of the Loans transferred hereunder or any Related Property.

     (d)  Delivery of Collections.  The Seller agrees to pay to the Buyer
          -----------------------
promptly (but in no event later than one Business Day after receipt) all Collections received by the Seller in respect of the Loans transferred hereunder. On or before the related Purchase Date for any Loan, the Seller shall instruct all banks or financial institutions to which Collections received from the related Obligor are directed to (i) change the name on all accounts at such banks or financial institutions in which such Collections are deposited (each an "Obligor Account") to the name of the Buyer, to the extent any such account is in the name of the Seller or any Affiliate of the Seller (other than the Buyer) and (ii) notify each such bank or financial institution and the Lockbox

Bank to transfer all funds on deposit in each Obligor Account to the Lockbox Account, by wire transfer in immediately available funds two times on each day on which such bank or financial institution is open for business.

     (e)  Compliance with Law.  The Seller hereby agrees to comply in all
          -------------------
respects with all Requirements of Law applicable to the Seller, the Loans and the Related Property, to the extent that the failure to so comply would have a material adverse effect on the Seller, the Loans or the Related Property.

     (f)  Activities of the Seller.  The Seller shall not engage in any business
          ------------------------
or activity of any kind with the Buyer, or enter into any transaction or indenture, mortgage, instrument, agreement, loan, lease or other undertaking with the Buyer, which is not directly related to the transactions contemplated and authorized by this Agreement, the Loan Funding Agreement and the Certificate of Incorporation of the Buyer.

     (g)  Guarantees.  The Seller shall not become or remain liable, directly or
          ----------
contingently, in connection with any Indebtedness or other liability of the Buyer, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

     (h)  Merger; Sales.  The Seller shall not enter into any transaction of
          -------------
merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or, subject to Section 9.14, be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement or in the Loan Funding Agreement.

     (i)  Location of Seller, Records; Instruments.  The Seller (x) shall not
          ----------------------------------------
move outside the State of Maryland, the location of its chief executive office, without 30 days' prior written notice to the Buyer and the Deal Agent and (y) shall not move the location of the Loan Files from the locations thereof on the Closing Date, without 30 days' prior written notice to the Buyer and the Deal Agent and (z) will promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC or other applicable law, of each relevant jurisdiction in order to continue the first priority perfected security interest of the Buyer in all Loans transferred hereunder. The Seller will give the Buyer and the Deal Agent prompt notice of a change within the State of Maryland of the location of its chief executive office.

     (j)  Accounting of Purchases.  The Seller will not account for or treat
          -----------------------
(whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of Purchased Assets by the Seller to the Buyer.

     (k)  ERISA Matters.  The Seller will not (a) engage in any prohibited
          -------------
transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in

Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to an Multiemployer Plan that the Seller may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Seller under ERISA or the Code.

     (l)  Change in the Purchase and Sale Agreement.  The Seller will not amend,
          -----------------------------------------
modify, waive or terminate any terms or conditions of this Agreement except as provided in Section 9.1.

                                  ARTICLE VI

                             REPURCHASE OBLIGATION

     SECTION 6.1      RETRANSFER OF INELIGIBLE LOANS.
                      ------------------------------

     In the event of a breach of any representation or warranty set forth in
Section 4.2 with respect to a Loan transferred hereunder (each such Loan, an "Ineligible Loan"), no later than 30 days after the earlier of (i) knowledge of such breach on the part of the Seller and (ii) receipt by the Seller of written notice thereof given by the Buyer, the Seller shall either (a) accept a retransfer of each such Loan (and any Related Property) to which such breach relates on the terms and conditions set forth below, or (b) subject to the satisfaction of the conditions in Section 6.4, substitute for such Ineligible Loan a Substitute Loan; provided, however, that no such retransfer shall be
                        --------  -------
required to be made with respect to such Ineligible Loan (and such Loan shall cease to be an Ineligible Loan) if, on or before the expiration of such 30-day period, the representations and warranties in Section 4.2 with respect to such Loan shall be made true and correct in all material respects with respect to such Loan as if such Loan had been transferred to the Buyer on such day. Notwithstanding anything contained in this Section 6.1 to the contrary, in the event of breach of any representation and warranty set forth in Section 4.2 with respect to each Loan and the Related Property having been (A) conveyed to the Buyer free and clear of any Lien of any Person claiming through or under the Seller and its Affiliates (other than Permitted Liens) and/or (B) in compliance, in all material respects, with all Requirements of Law applicable to the Seller, immediately upon the earlier to occur of the discovery of such breach by the Seller or receipt by the Seller of written notice of such breach given by the Buyer, the Seller shall repurchase and the Buyer shall convey, free and clear of any Lien created pursuant to this Agreement or the Loan Funding Agreement, all of its right, title and interest in such Ineligible Loan, and the Buyer shall, in connection with such conveyance and without further action, be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such conveyance, but without any other representation or warranty, express or implied. In any of the foregoing instances, the Seller shall accept a retransfer of each such Ineligible Loan, and there shall be deducted from the Borrowing Base the Outstanding Loan Balance as of the most recent Determination Date of each such Ineligible Loan. On and after the date of such retransfer, each Ineligible Loan so retransferred shall not be included in the pool of Purchased Assets. In consideration of such retransfer the Seller shall, on the date of retransfer of such Ineligible Loan, make a deposit in the Collection Account (for allocation pursuant to Section 2.7 of the Loan Funding Agreement) in immediately available funds in an amount equal to the Outstanding Loan Balance, plus any accrued interest thereon payable under such Loan to and including the date of repurchase. Upon each retransfer to the Seller of such Ineligible Loan, the Buyer shall automatically and without further action be deemed to transfer, assign and set-over to the Seller all the right, title and interest of the Buyer in, to and under such Loan and all monies due or to become due with respect thereto, the Related Property and all proceeds of such Loan and all rights to security for any such Loan, and all proceeds and products of the foregoing. The Buyer shall, at the sole expense of the Seller, execute such documents and instruments of transfer as may be prepared by the Seller and take such other actions as shall reasonably be requested by the Seller to effect the transfer of such Ineligible Loan pursuant to this Section 6.1.

     SECTION 6.2    RETRANSFER OF PURCHASED ASSETS.
                    ------------------------------

     In the event of a breach of any of the representations and warranties set forth in Section 4.2 hereof, which breach could reasonably be expected to have a material adverse affect on the rights of the Purchasers under the Loan Funding Agreement or the Deal Agent as agent for the Purchasers under the Loan Funding Agreement or on the ability of the Buyer to perform its obligations under the Loan Funding Agreement, the Buyer, by notice then given in writing to the Seller may direct the Seller to accept retransfer of all of the Loans purchased from the Seller and the Seller shall be obligated to accept retransfer of such Loans on a Payment Date specified by the Seller which date shall be at least 30 days after the date of such notice (such date, the "Retransfer Date") on the terms and conditions set forth below; provided, however, that no such retransfer shall
                                --------  -------
be required to be made if, on or before expiration of such applicable period, the representations and warranties contained in Section 4.2 shall then be true and correct in all material respects. The Seller shall deposit on the Retransfer Date an amount equal to the deposit amount provided in the next sentence for such Loans in the Collection Account for distribution to the Purchasers under the Loan Funding Agreement. The deposit amount for such retransfer (the "Retransfer Amount") will be equal to (A) the sum of the Advances Outstanding on such day, all Interest accrued and unpaid, at the Interest Rate applicable, to such day, all Breakage Costs, all Hedge Breakage Costs and all amounts owing to any Person under any Transaction Document, minus
                                                                          -----
(B) the amount, if any, available in the Collection Account on such Payment Date. On the Retransfer Date, provided that the full Retransfer Amount has been deposited into the Collection Account, the Loans transferred hereunder (or security interests therein) and all monies due or to become due with respect thereto, the Related Property (or security interests therein) and all proceeds thereof, all rights to security for any such Loans, and all proceeds and products of the foregoing, shall be transferred to the Seller free and clear of any Lien created pursuant to this Agreement or the Loan Funding Agreement, and the Buyer shall, at the sole expense of the Seller, represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, assignment and set-over, but without any other
representation or warranty, express or implied,   execute and deliver such
instruments of transfer, in each case without recourse, representation or warranty (except as provided in the preceding sentence), as shall be prepared and reasonably requested by the Seller to vest in the Seller, or its designee or assignee, all right, title and interest of the Buyer in, to and under the Loans transferred hereunder, all monies due or to become due with respect thereto, the Related Property and all proceeds thereof and Insurance Proceeds relating thereto.

     SECTION 6.3      [RESERVED]

     SECTION 6.4      SUBSTITUTION OF LOANS.
                      ---------------------

     On any day prior to the occurrence of the Termination Date, the Buyer may, in its sole discretion, by written notice to the Seller, request that any Loan be replaced by one or more other Loans (each, a "Substitute Loan"), provided
                                                                    --------
that no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

     (a) the Seller has previously recommended to the Buyer in writing that the Loan to be replaced should be replaced (each, a "Replaced Loan");

     (b) each Substitute Loan is an Eligible Loan on the date of such substitution;

     (c) the aggregate Outstanding Loan Balance of such Substitute Loan shall be equal to or greater than the Outstanding Loan Balance of the Replaced Loan;

     (d)  all representations and warranties of the Seller contained in Section
4.1 and 4.2 shall be true and correct as of the date of substitution of any such Substitute Loan;

     (e) the substitution of any Substitute Loan does not cause an Early Amortization Event to occur under the Loan Funding Agreement; and

     (f) the Seller shall deliver to the Deal Agent on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date.

     In connection with any such substitution, the Buyer shall, automatically and without further action, be deemed to transfer to the Seller, free and clear of any Lien created pursuant to this Agreement or the Loan Funding Agreement, all of the right, title and interest of the Buyer in, to and under such Replaced Loan, and the Buyer shall be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, but without any other representation or warranty, express or implied. Any right of the Buyer to substitute any Loan pursuant to this Section
6.4 shall be in addition to, and without limitation of, any other rights or remedies that the Buyer may have to require the Seller to substitute for, or accept retransfer of, any Loan pursuant to the terms of this Agreement.

                                  ARTICLE VII

                             CONDITIONS PRECEDENT

     SECTION 7.1      CONDITIONS TO THE BUYER'S OBLIGATIONS REGARDING LOANS.
                      -----------------------------------------------------

     The obligations of the Buyer to purchase Purchased Assets from the Seller on any Purchase Date shall be subject to the satisfaction of the following conditions:

     (a)  all representations and warranties of the Seller contained in Sections
4.1 and 4.2 shall be true and correct in all material respects on and as of such day as though made on and as of such date;

     (b) on and as of such day, the Seller shall have performed all obligations required to be performed by it on or prior to such day pursuant to the provisions of this Agreement;

     (c) no event has occurred and is continuing, or would result from such purchase which constitutes an Early Amortization Event;

     (d) no law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of any such purchase by the Buyer in accordance with the provisions hereof; and

     (e) all corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Buyer, and the Buyer shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings, approvals and opinions) relevant to the transactions herein contemplated as the Buyer may reasonably have requested.

                                 ARTICLE VIII

                             TERM AND TERMINATION

     SECTION 8.1      TERMINATION.
                      -----------

     This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the occurrence of the Collection Date pursuant to the Loan Funding Agreement; provided, however, that
                                                        --------  -------
the termination of this Agreement pursuant to this Section 8.1 shall not discharge any Person from obligations incurred prior to any such termination of this Agreement, including, without limitation, any obligations to repurchase Loans sold prior to such termination pursuant to Section 6.1 or 6.2 hereof.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

     SECTION 9.1    AMENDMENT.
                    ---------

     This Agreement and the rights and obligations of the parties hereunder may not be amended, waived or changed orally, but only by an instrument in writing signed by the Buyer and the Seller, with the prior written consent of the Deal Agent; provided, however, that the Seller or the Buyer may amend any such
       --------
errors, correct addresses or correct names without the consent of the Deal Agent. The Buyer shall provide not less than ten (10) Business Days prior written notice of any such amendment to the Deal Agent.

     SECTION 9.2    GOVERNING LAW.
                    -------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     SECTION 9.3    NOTICES.
                    -------

     All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other party hereto. All such notices and communications shall be effective upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained.

     (a)    In the case of notice to the Buyer, to:

            Two Wisconsin Circle
            4th Floor
            Chevy Chase, Maryland  20815
            Attention:  Steven M. Curwin, Esq.

            Facsimile No.:  (301) 664-9860

            Confirmation No.:  (301) 664-9827

     (b)    In the case of notice to the Seller, to:

            Two Wisconsin Circle
            4th Floor
            Chevy Chase, Maryland  20815
            Attention:  Steven M. Curwin, Esq.

            Facsimile No.:  (301) 664-9860
            Confirmation No.:  (301) 664-9827

     (c)    In the case of notice to the Deal Agent, to:

            First Union Capital Markets, a division
            of Wheat First Securities, Inc.
            One First Union Center, TW-9
            Charlotte, North Carolina  28288
            Attention: Conduit Administration

            Facsimile No.:  (704) 383-6036
            Confirmation No.:  (704) 383-9343


     SECTION 9.4    SEVERABILITY OF PROVISIONS.
                    --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement or any of the Sale Papers shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and the Sale Papers and shall in no way affect the validity or enforceability of the other provisions of this Agreement or any of the Sale Papers.

     SECTION 9.5    ASSIGNMENT.
                    ----------

     (a) Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Buyer or the Seller except as permitted by this Section 9.5 or by the Loan Funding Agreement. Simultaneously with the execution and delivery of this Agreement, the Buyer shall assign all of its right, title and interest herein to the Deal Agent as agent for the Secured Parties under the Loan Funding Agreement as provided in the Loan Funding Agreement, to which assignment the Seller hereby expressly consents. The Seller agrees to perform its obligations hereunder for the benefit of the Deal Agent as agent for the Secured Parties under the Loan Funding Agreement and the Deal Agent, as agent for the Secured Parties under the Loan Funding Agreement under the Loan Funding Agreement shall be a third party beneficiary hereof. The Deal Agent as agent for the Secured Parties under the Loan Funding Agreement may enforce the provisions of this Agreement, exercise the rights of the Buyer and enforce the obligations of the Seller hereunder as provided in of the Loan Funding Agreement. This Agreement may not be assigned by the Seller except in connection with a merger or consolidation of the Seller with or into, or disposition of the Seller's properties and assets to, another Person, provided,
                                                                      --------
however, that any such merger, consolidation or disposition shall satisfy the
-------
requirements of Section 9.14, upon not less than ten (10) Business Days' prior written notice to the Buyer and the Deal Agent.

     (b) In connection with any permitted assignment of this Agreement by the Seller, the Seller shall deliver to the Buyer and the Deal Agent an Officer's Certificate that such assignment complies with this Section 9.5, and shall cause such assignee to execute an agreement supplemental hereto, in form and substance satisfactory to the Seller, pursuant to which such assignee shall expressly assume and agree to the performance of every covenant and obligation of the Seller hereunder, to provide for the delivery of an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to such assignee, and to take such other actions and execute such other instruments as may reasonably be required to effectuate such assignment.

     SECTION 9.6   FURTHER ASSURANCES.
                   ------------------

     The Buyer and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the Sale Papers, including, without limitation, the execution of any financing statements, continuation statements, termination statements, releases or equivalent documents relating to the Loans for filing under the provisions of the UCC or other applicable laws of any applicable jurisdiction.

     SECTION 9.7   NO WAIVER; CUMULATIVE REMEDIES.
                   ------------------------------

     No failure to exercise and no delay in exercising, on the part of the Buyer or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

     SECTION 9.8   COUNTERPARTS.
                   ------------

     This Agreement may be executed in two or more counterparts including telefax transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 9.9   BINDING EFFECT; THIRD-PARTY BENEFICIARIES.
                   -----------------------------------------

     This Agreement shall inure to the benefit of and the obligations thereunder shall be binding upon the parties hereto and their respective successors and permitted assigns. Any permitted assigns of the Buyer shall be third-party beneficiaries of this Agreement.

     SECTION 9.10   MERGER AND INTEGRATION.
                    ----------------------

     Except as specifically stated otherwise herein, this Agreement, together with the Loan Funding Agreement and the other Transaction Documents, sets forth the entire understanding of the parties relating to the subject matter hereof, there are no other agreements between the parties for transactions relating to or similar to the transactions contemplated by this Agreement, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 9.11   HEADINGS.
                    --------

     The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 9.12   SCHEDULES AND EXHIBITS.
                    ----------------------

     The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     SECTION 9.13   MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                    ------------------------------------------------
OBLIGATIONS OF, THE SELLER.
--------------------------

     The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (i) the Person formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be, if the Seller is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Buyer and the Deal Agent, in form satisfactory to the Deal Agent, the performance of every covenant and obligation of the Seller hereunder (to the extent that any right, covenant or obligation of the Seller, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

          (ii) the Seller shall have delivered to the Buyer and the Deal Agent an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 9.13 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the successor entity and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States of America or any State or the District of Columbia. The Deal Agent shall receive prompt written notice of such merger or consolidation of the Seller; and

          (iii) after giving effect thereto, no Early Amortization Event or an event which with notice or lapse of time or both would constitute such an Early Amortization Event shall have occurred.

     SECTION 9.14   COSTS, EXPENSES AND TAXES.
                    -------------------------

     (a) The Seller agrees to pay on demand all costs and expenses of the Buyer incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Buyer with respect thereto and with respect to advising the Buyer as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and out-of-pocket expenses, if any (including reasonable counsel fees and expenses), incurred by the Buyer in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

     (b) The Seller shall pay on demand any and all stamp, sales, excise and other taxes (excluding income and franchise taxes of the Buyer) and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or any agreement or other document delivered in connection with this Agreement

     (c) The Seller shall pay on demand any and all damages, losses, claims, liabilities, fees and related costs and expenses, including attorney's fees and expenses, incurred by or awarded against the Buyer or any of its Affiliates (each, an "Indemnified Party") arising out of or as a result of the transactions contemplated under this Agreement and owed by such Indemnified Party to any other Person; provided, that the Seller shall not be liable to pay any portion
              --------
of any such damages, losses, claims or liabilities resulting from the gross negligence or willful misconduct of an Indemnified Party or the breach of a Requirement of Law by an Indemnified Party.

     SECTION 9.15   RECOURSE AGAINST CERTAIN PARTIES.
                    --------------------------------

     (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Seller as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Seller or any incorporator, officer, employee, shareholder or director of the Seller or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being
                                                                      -- -----
expressly agreed and understood that the agreements of the Seller contained in
--------- ------ --- ----------
this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Seller, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Seller or any incorporator, officer, employee, shareholder or director of the Seller or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of the Seller contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Seller and each incorporator, officer, employee or director of the Seller or of any such administrator, or any of them, for breaches by the Seller of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 9.16(a) shall survive the termination of this Agreement.

     (b) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Buyer as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Buyer or any incorporator, officer, employee, shareholder or director of the Buyer or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being
                                                                      -- -----
expressly agreed and understood that the agreements of the Buyer contained in
--------- ------ --- ----------
this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Buyer, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Buyer or any incorporator, officer, employee, shareholder or director of the Buyer or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of the Buyer contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Buyer and each incorporator, officer, employee or director of the Buyer or of any such administrator, or any of them, for breaches by the Buyer of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 9.16 (b) shall survive the termination of this Agreement.



                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the Buyer and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                   HCFP FUNDING, INC.


                                   By: ______________________________
                                       Edward P. Nordberg, Jr.
                                       Executive Vice President


                                   WISCONSIN CIRCLE III FUNDING
                                   CORPORATION


                                   By: ______________________________
                                       Edward P. Nordberg, Jr.
                                       Executive Vice President

                                                                      SCHEDULE I


                                 LIST OF LOANS


                    [to be delivered for initial Purchase]

                                                                     SCHEDULE II


          TRADENAMES, FICTITIOUS NAMES AND "DOING BUSINESS AS" NAMES


                                     None

                                                                       EXHIBIT A


                              FORM OF ASSIGNMENT


                                   Attached.
                                   --------

                                                                       EXHIBIT B


                            FORM OF NOTICE OF SALE


                                   Attached.
                                   --------